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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of Earliest Event Reported): March 31, 2004

                                   IMPATH INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


            0-27750                                13-3459685
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    (Commission File Number)          (I.R.S. Employer Identification No.)



    521 WEST 57TH STREET, NEW YORK, NEW YORK               10019
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     (Address of Principal Executive Offices)            (Zip Code)

                                 (212) 698-0300
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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
ITEM 5.  OTHER EVENTS

On March 31, 2004, the U.S. Bankruptcy Court for the Southern District of New York approved the sale of the assets of IMPATH Inc.'s Physician Services and Analytical Services business units to Genzyme Corporation. The transaction remains subject to certain additional closing conditions contained in the asset purchase agreement, dated February 27, 2004, executed by the parties. It is expected that the sale of these assets will be completed in the second quarter of 2004.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 2, 2004




                                         IMPATH INC.





                                         By: /s/ Richard C. Rosenzweig
                                           -------------------------------------
                                           Name:   Richard C. Rosenzweig
                                           Title:  Secretary and General Counsel